UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 25, 2026
(Date of earliest event reported)

BANK5 2026-5YR21
(Central Index Key Number 0002116726)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association
(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-280318-04	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

270 Park Avenue
New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On March 25, 2026, J.P. Morgan Securities LLC (“JPMS”), BofA Securities, Inc. (“BofA Securities”), Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“MS&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with JPMS, BofA Securities, WFS, MS&Co. and Academy, the “Underwriters”) entered into an agreement with J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) and JPMorgan Chase Bank, National Association (“JPMCB”), dated as of March 25, 2026 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on April 17, 2026 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $722,002,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $99,622,198, to JPMS, BofA Securities, WFS, MS&Co., Drexel and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of March 25, 2026 (the “Certificate Purchase Agreement”), among the Registrant, JPMCB and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, the Registrant will cause the issuance of the BANK5 2026-5YR21, Commercial Mortgage Pass-Through Certificates, Series 2026-5YR21 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated and effective as of April 1, 2026, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Trimont LLC (“Trimont”), will act as primary servicer of the Coral Ridge Mall mortgage loan, the 1500 Post Oak Boulevard mortgage loan, the Redstone Corporate Center I mortgage loan, the Forty 540 II mortgage loan, the SpringHill Suites Green Bay mortgage loan, the 316 Business Center mortgage loan and the Graham & Havemeyer Portfolio mortgage loan pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.5 and dated as of April 1, 2026, between Midland, as master servicer, and Trimont, as primary servicer, pursuant to which Trimont will perform certain servicing obligations of Midland under the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class X-E, Class D, Class E, Class X-FRR, Class X-GRR, Class F-RR, Class G-RR, Class V and Class R Certificates (the “Private Certificates”).

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Hilton Waterfront Beach Resort	4.5	N/A
CityCenter (Aria & Vdara)	4.6	4.2
Freeway Business Park	4.7	N/A
1500 Post Oak Boulevard	4.8	N/A
Torrey Heights	4.9	4.3
Haven Leased Fee Portfolio	4.10	4.4

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the BANK5 2026-5YR21 (the “Issuing Entity”), a common law trust fund to be formed on April 17, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 31 commercial, multifamily and/or manufactured housing mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) JPMCB pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of March 25, 2026, between the Registrant and JPMCB, (ii) Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of March 25, 2026, between the Registrant and BANA, (iii) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of March 25, 2026, between the Registrant and WFB, and (iv) Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of March 25, 2026, between the Registrant and MSMCH.

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated March 25, 2026 (the “Prospectus”) and as filed with the Securities and Exchange Commission on March 27, 2026. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of March 25, 2026.

The related registration statement (file no. 333-280318) was originally declared effective on September 9, 2024.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of March 25, 2026, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, BofA Securities, Inc., Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and JPMorgan Chase Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of April 1, 2026, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of December 30, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC, as servicer and as special servicer, and Computershare Trust Company, National Association, as trustee and as certificate administrator.
Exhibit 4.3	Trust and Servicing Agreement, dated as of January 27, 2026, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC, as servicer and as special servicer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of March 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Agreement Between Note Holders, dated as of February 27, 2026, by and between Bank of America, N.A., as initial holder of Note A-1 and Note A-2.
Exhibit 4.6	Co-Lender Agreement, dated as of December 9, 2025, by and between JPMorgan Chase Bank, National Association, as initial holder of Note A-1, Note A-5, Note A-6, Note A-7, Note A-8, Note A-9 and Note B-1, Citi Real Estate Funding Inc., as initial holder of Note A-2, Note A-10, Note A-11, Note A-12, Note A-13, Note A-14 and Note B-2, German American Capital Corporation, as initial holder of Note A-3, Note A-15, Note A-16, Note A-17, Note A-18, Note A-19 and Note B-3, Goldman Sachs Bank USA, as initial holder of Note A-4, Note A-20, Note A-21, Note A-22, Note A-23, Note A-24 and Note B-4, and JPMorgan Chase Bank, National Association, as initial agent.
Exhibit 4.7	Agreement Between Note Holders, dated as of February 19, 2026, by and between Bank of America, N.A., as initial holder of Note A-1 and Note A-2.

Exhibit 4.8	Agreement Between Note Holders, dated as of March 17, 2026, by and between Wells Fargo Bank, National Association, as initial holder of Note A-1, Note A-2, Note A-3 and Note A-4.
Exhibit 4.9	Co-Lender Agreement, dated as of January 9, 2026, by and between JPMorgan Chase Bank, National Association, as initial holder of Note A-1, Note A-4 , Note A-5 and Note B-1, Goldman Sachs Bank USA, as initial holder of Note A-3, Note A-7, Note A-8 and Note B-3, and German American Capital Corporation, as initial holder of Note A-2, Note A-6 and Note B-2.
Exhibit 4.10	Co-Lender Agreement, dated as of February 12, 2026, by and among Goldman Sachs Bank USA, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3, Note A-1-4 and Note A-1-5, and Morgan Stanley Mortgage Capital Holdings LLC, as initial holder of Note A-2-1, Note A-2-2 and Note A-2-3.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 25, 2026.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of March 25, 2026, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of March 25, 2026, between Bank of America, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of March 25, 2026, between Wells Fargo Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of March 25, 2026, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.5	Primary Servicing Agreement, dated as of April 1, 2026, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 27, 2026	J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)

	By:	/s/ Harris Rendelstein
		Name:	Harris Rendelstein
		Title:	Executive Director